UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2017

The Carlyle Group L.P.

(Exact Name of Registrant as specified in its charter)

Delaware	001-35538	45-2832612
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Pennsylvania Avenue, NW Washington, D.C.		20004-2505
(Address of principal executive office)		(Zip Code)

(202) 729-5626

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 3.03	Material Modification to Rights of Security Holders.

On September 13, 2017, The Carlyle Group L.P. (the “Partnership”) issued 16,000,000 5.875% Series A Preferred Units (the “Series A Preferred Units”) pursuant to a previously announced, underwritten public offering. In connection with the issuance of the Series A Preferred Units, the Partnership amended its Amended and Restated Agreement of Limited Partnership on September 13, 2017 (the “Second Amended and Restated Limited Partnership Agreement”) to create and fix the rights, preferences and powers of the Series A Preferred Units. Also, in connection with the issuance of the Series A Preferred Units, on September 13, 2017, the limited partnership agreements of Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P. (collectively, the “Carlyle Holdings Partnerships”) were amended to provide for preferred units with economic terms designed to mirror those of the Series A Preferred Units.

When, as and if declared by the board of directors of Carlyle Group Management L.L.C., the Partnership’s general partner, distributions on the Series A Preferred Units will be payable quarterly on March 15, June 15, September 15 and December 15 of each year, beginning December 15, 2017, at a rate per annum equal to 5.875%. Distributions on the Series A Preferred Units are non-cumulative.

Subject to certain exceptions, unless distributions have been declared and paid or declared and set apart for payment on the Series A Preferred Units for a quarterly distribution period, during the remainder of that distribution period the Partnership may not declare or pay or set apart for payment distributions on any Junior Units (as defined in the Second Amended and Restated Limited Partnership Agreement) for the remainder of that distribution period and the Partnership may not repurchase any Junior Units. These restrictions are not applicable during the initial distribution period, which is the period from September 13, 2017, the original issue date, to but excluding December 15, 2017.

The Series A Preferred Units may be redeemed at the Partnership’s option, in whole or in part, at any time on or after September 15, 2022 at a price of $25.00 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. Holders of Series A Preferred Units will have no right to require the redemption of the Series A Preferred Units.

If a Change of Control Event or a Tax Redemption Event (each as defined in the Second Amended and Restated Limited Partnership Agreement) occurs prior to September 15, 2022, the Series A Preferred Units may be redeemed at the Partnership’s option, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Change of Control Event or Tax Redemption Event, as the case may be, at a price of $25.25 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. In addition, if a Rating Agency Event (as defined in the Second Amended and Restated Limited Partnership Agreement) occurs prior to September 15, 2022, the Series A Preferred Units may be redeemed at the Partnership’s option, in whole but not in part, upon at least 30 days’ notice, within 60 days of the occurrence of such Rating Agency Event, at a price of $25.50 per Series A Preferred Unit, plus declared and unpaid distributions to, but excluding, the redemption date, without payment of any undeclared distributions. If (i) a Change of Control Event occurs (whether before, on or after September 15, 2022) and (ii) the Partnership does not give notice prior to the 31st day following the Change of Control Event to redeem all the outstanding Series A Preferred Units, the distribution rate per annum on the Series A Preferred Units will increase by 5.00%, beginning on the 31st day following such Change of Control Event.

The description of the terms of the Series A Preferred Units in this Item 3.03 is qualified in its entirety by reference to the Second Amended and Restated Limited Partnership Agreement and the form of 5.875% Series A Preferred Unit Certificate, which are included as Exhibits 3.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

The amendments to the limited partnership agreements of the Carlyle Holdings Partnerships are included as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth above under Item 3.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of The Carlyle Group L.P. dated September 13, 2017

4.1	Form of 5.875% Series A Preferred Unit Certificate

5.1	Opinion of Simpson Thacher & Bartlett LLP

8.1	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters

10.1	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings I L.P. dated September 13, 2017

10.2	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings II L.P. dated September 13, 2017

10.3	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings III L.P. dated September 13, 2017

10.4	Amendment No. 2 to Exchange Agreement, dated as of September 13, 2017, among Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P., related to the Exchange Agreement, dated as of May 2, 2012, among Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings II GP L.L.C., Carlyle Holdings II Sub L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P. and the limited partners of each of Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)

99.1	Second Amended and Restated Limited Liability Company Agreement of Carlyle Group Management L.L.C. dated September 13, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CARLYLE GROUP L.P.

By:	Carlyle Group Management L.L.C., its general partner

By:	/s/ Jeffrey W. Ferguson
Name:	Jeffrey W. Ferguson
Title:	General Counsel

Date: September 13, 2017

EXHIBIT INDEX

Exhibit Number	Description

3.1	Second Amended and Restated Agreement of Limited Partnership of The Carlyle Group L.P. dated September 13, 2017

4.1	Form of 5.875% Series A Preferred Unit Certificate

5.1	Opinion of Simpson Thacher & Bartlett LLP

8.1	Opinion of Simpson Thacher & Bartlett LLP regarding certain tax matters

10.1	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings I L.P. dated September 13, 2017

10.2	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings II L.P. dated September 13, 2017

10.3	Second Amended and Restated Limited Partnership Agreement of Carlyle Holdings III L.P. dated September 13, 2017

10.4	Amendment No. 2 to Exchange Agreement, dated as of September 13, 2017, among Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P., related to the Exchange Agreement, dated as of May 2, 2012, among Carlyle Group Management L.L.C., The Carlyle Group L.P., Carlyle Holdings I GP Inc., Carlyle Holdings II GP L.L.C., Carlyle Holdings II Sub L.L.C., Carlyle Holdings III GP L.P., Carlyle Holdings I L.P., Carlyle Holdings II L.P., Carlyle Holdings III L.P. and the limited partners of each of Carlyle Holdings I L.P., Carlyle Holdings II L.P. and Carlyle Holdings III L.P.

23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 5.1)

23.2	Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)

99.1	Second Amended and Restated Limited Liability Company Agreement of Carlyle Group Management L.L.C. dated September 13, 2017

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